                                                                   Exhibit 99.10

                                                        Exhibit 99.10
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME:  Flight One Logistics, Inc.                 ACCRUAL BASIS
----------------------------------------------
----------------------------------------------
CASE NUMBER:  400-42069-BJH                             02/13/95, RWD, 2/96
----------------------------------------------
----------------------------------------------
JUDGE:  Barbara J. Houser
----------------------------------------------
----------------------------------------------

                       UNITED  STATES BANKRUPTCY  COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH  ENDING: MARCH 31, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                                        Chief Financial Officer
---------------------------------------         --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY               TITLE


Drew Keith                                            4/20/01
---------------------------------------         --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                     DATE


PREPARER:

/s/ Jessica L. Wilson                                 Chief Accounting Officer
---------------------------------------         --------------------------------
ORIGINAL SIGNATURE OF  PREPARER                       TITLE


Jessica L. Wilson                                      4/20/01
---------------------------------------         --------------------------------
PRINTED NAME OF PREPARER                               DATE

                                                        Monthly Operating Report

CASE  NAME:                                                    ACCRUAL BASIS-1
---------------------------------------
Flight One Logistics, Inc.
---------------------------------------
---------------------------------------
CASE NUMBER:  400-42069-BJH                             02/13/95, RWD, 2/96
---------------------------------------


---------------------------------------
COMPARATIVE BALANCE SHEET
---------------------------------------
                                    SCHEDULE          MONTH              MONTH             MONTH
                                                -------------------------------------------------------
ASSETS                               AMOUNT       January 2001       February 2001       March 2001
-------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED  CASH                                       $0                  $0               $0
-------------------------------------------------------------------------------------------------------
2.  RESTRICTED  CASH                                         $0                  $0               $0
-------------------------------------------------------------------------------------------------------
3.  TOTAL  CASH                             $0               $0                  $0               $0
-------------------------------------------------------------------------------------------------------
4.  ACCOUNTS  RECEIVABLE  (NET)                         $20,742             $20,742          $20,742
-------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                $0                  $0               $0
-------------------------------------------------------------------------------------------------------
6.  NOTES  RECEIVABLE                                        $0                  $0               $0
-------------------------------------------------------------------------------------------------------
7.  PREPAID  EXPENSES                                        $0                  $0               $0
-------------------------------------------------------------------------------------------------------
8.  OTHER  (ATTACH  LIST)              $39,149             $724                $724             $444
-------------------------------------------------------------------------------------------------------
9.  TOTAL  CURRENT  ASSETS             $39,149          $21,466             $21,466          $21,186
--------------------------------------------------------------------------------------------------------
10. PROPERTY,  PLANT  &  EQUIPMENT                           $0                  $0               $0
--------------------------------------------------------------------------------------------------------
11. LESS:  ACCUMULATED
    DEPRECIATION / DEPLETION                                 $0                  $0               $0
-------------------------------------------------------------------------------------------------------
12. NET  PROPERTY,  PLANT  &
    EQUIPMENT                               $0               $0                  $0               $0
-------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                        $0                  $0               $0
-------------------------------------------------------------------------------------------------------
14. OTHER  ASSETS  -  NET  OF
    AMORTIZATION  (ATTACH  LIST)                             $0                  $0               $0
-------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                      $0                  $0               $0
-------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                       $39,149          $21,466             $21,466          $21,186
-------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------
17. ACCOUNTS  PAYABLE                                        $0                  $0               $0
-------------------------------------------------------------------------------------------------------
18. TAXES  PAYABLE                                           $0                  $0               $0
-------------------------------------------------------------------------------------------------------
19. NOTES  PAYABLE                                           $0                  $0               $0
-------------------------------------------------------------------------------------------------------
20. PROFESSIONAL  FEES                                       $0                  $0               $0
-------------------------------------------------------------------------------------------------------
21. SECURED  DEBT                                            $0                  $0               $0
-------------------------------------------------------------------------------------------------------
22. OTHER  (ATTACH  LIST)                                    $0                  $0               $0
-------------------------------------------------------------------------------------------------------
23. TOTAL  POSTPETITION
    LIABILITIES                                              $0                  $0               $0
-------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------
24. SECURED  DEBT                                            $0                  $0               $0
-------------------------------------------------------------------------------------------------------
25. PRIORITY  DEBT                                           $0                  $0               $0
-------------------------------------------------------------------------------------------------------
26. UNSECURED  DEBT                                    ($16,740)           ($16,740)        ($16,740)
-------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                      $0                  $0               $0
-------------------------------------------------------------------------------------------------------
28. TOTAL  PREPETITION  LIABILITIES         $0         ($16,740)           ($16,740)        ($16,740)
-------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                       $0         ($16,740)           ($16,740)        ($16,740)
-------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------
30. PREPETITION  OWNERS'  EQUITY                        $38,956             $38,956          $38,956
-------------------------------------------------------------------------------------------------------
31. POSTPETITION  CUMULATIVE
    PROFIT  OR  (LOSS)                                    ($750)              ($750)         ($1,030)
-------------------------------------------------------------------------------------------------------
32. DIRECT  CHARGES  TO  EQUITY
    (ATTACH  EXPLANATION)
-------------------------------------------------------------------------------------------------------
33. TOTAL  EQUITY                           $0          $38,206             $38,206          $37,926
-------------------------------------------------------------------------------------------------------
34. TOTAL  LIABILITIES  &
    OWNERS'  EQUITY                         $0          $21,466             $21,466          $21,186
-------------------------------------------------------------------------------------------------------

                                                       Monthly Operating Report

----------------------------------------------
CASE  NAME:  Flight One Logistics, Inc.             ACCRUAL BASIS-2
----------------------------------------------
----------------------------------------------
CASE  NUMBER:  400-42069-BJH                           02/13/95, RWD,
----------------------------------------------


----------------------------------------------
INCOME STATEMENT
----------------------------------------------
                                            MONTH          MONTH            MONTH          QUARTER
                                      --------------------------------------------------
REVENUES                                 January 2001  February 2001      March 2001        TOTAL
--------------------------------------------------------------------------------------------------
1.  GROSS  REVENUES                                $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
2.  LESS:  RETURNS & DISCOUNTS                     $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
3.  NET  REVENUE                                   $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
COST  OF GOODS  SOLD
--------------------------------------------------------------------------------------------------
4.  MATERIAL                                       $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
5.  DIRECT  LABOR                                  $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
6.  DIRECT  OVERHEAD                               $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
7.  TOTAL  COST  OF  GOODS  SOLD                   $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
8.  GROSS  PROFIT                                  $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER  COMPENSATION                $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
10. SELLING  &  MARKETING                          $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                       $0             $0             $30          $30
--------------------------------------------------------------------------------------------------
12. RENT  &  LEASE                                 $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                            $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
14. TOTAL  OPERATING  EXPENSES                     $0             $0             $30          $30
--------------------------------------------------------------------------------------------------
15. INCOME  BEFORE  NON-OPERATING
    INCOME & EXPENSE                               $0             $0            ($30)        ($30)
--------------------------------------------------------------------------------------------------
OTHER  INCOME &  EXPENSES
--------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT.  LIST)              $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT.  LIST)             $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
18. INTEREST  EXPENSE                              $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                       $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
20. AMORTIZATION                                   $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                            $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
22. NET  OTHER INCOME & EXPENSES                   $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
--------------------------------------------------------------------------------------------------
23. PROFESSIONAL  FEES                             $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
24. U.S.  TRUSTEE  FEES                            $0             $0            $250         $250
--------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                            $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
26. TOTAL  REORGANIZATION  EXPENSES                $0             $0            $250         $250
--------------------------------------------------------------------------------------------------
27. INCOME  TAX                                    $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
28. NET  PROFIT  (LOSS)                            $0             $0           ($280)       ($280)
--------------------------------------------------------------------------------------------------
==================================================================================================


                                                       Monthly Operating Report

----------------------------------------------
CASE  NAME:  Flight One Logistics, Inc.             ACCRUAL BASIS-3
----------------------------------------------
----------------------------------------------
CASE  NUMBER:  400-42069-BJH                           02/13/95, RWD, 2/96
----------------------------------------------

                                            MONTH           MONTH            MONTH          QUARTER
CASH RECEIPTS AND                     --------------------------------------------------
DISBURSEMENTS                            January 2001   February 2001      March 2001        TOTAL
--------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING  OF  MONTH                    $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------
2.  CASH  SALES                                    $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------
3.  PREPETITION                                    $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
4.  POSTPETITION                                   $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
5.  TOTAL  OPERATING  RECEIPTS                     $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------
6.  LOANS  &  ADVANCES  (ATTACH  LIST)             $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
7.  SALE  OF  ASSETS                               $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
8.  OTHER  (ATTACH  LIST)                          $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
9.  TOTAL  NON-OPERATING  RECEIPTS                 $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
10.  TOTAL  RECEIPTS                               $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
11.  TOTAL  CASH  AVAILABLE                        $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------
12.  NET  PAYROLL                                  $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                            $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
14.  SALES,  USE  &  OTHER  TAXES  PAID            $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES                     $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
16.  UTILITIES                                     $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
17.  INSURANCE                                     $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
18.  INVENTORY  PURCHASES                          $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
19.  VEHICLE  EXPENSES                             $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
20.  TRAVEL                                        $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                                 $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
22.  REPAIRS  &  MAINTENANCE                       $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
23.  SUPPLIES                                      $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
24.  ADVERTISING                                   $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
25.  OTHER  (ATTACH  LIST)                         $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
26.  TOTAL  OPERATING  DISBURSEMENTS               $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
--------------------------------------------------------------------------------------------------
27.  PROFESSIONAL  FEES                            $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
28.  U.S.  TRUSTEE  FEES                           $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
29.  OTHER  (ATTACH  LIST)                         $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
30.  TOTAL  REORGANIZATION  EXPENSES               $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
31.  TOTAL  DISBURSEMENTS                          $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
32.  NET  CASH  FLOW                               $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                           $0             $0              $0           $0
--------------------------------------------------------------------------------------------------
==================================================================================================

                                                       Monthly Operating Report

----------------------------------------------
CASE  NAME:  Flight One Logistics, Inc.             ACCRUAL BASIS-4
----------------------------------------------
----------------------------------------------
CASE  NUMBER:  400-42069-BJH                           02/13/95, RWD, 2/96
----------------------------------------------

                                                  SCHEDULE             MONTH             MONTH           MONTH
                                                                  ------------------------------------------------
ACCOUNTS RECEIVABLE AGING                          AMOUNT          January 2001      February 2001     March 2001
------------------------------------------------------------------------------------------------------------------
1.  0-30                                                                      $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
2.  31-60                                                                     $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
3.  61-90                                                                     $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
4.  91+                                                                  $20,742            $20,742        $20,742
------------------------------------------------------------------------------------------------------------------
5.  TOTAL  ACCOUNTS  RECEIVABLE                            $0            $20,742            $20,742        $20,742
------------------------------------------------------------------------------------------------------------------
6.  AMOUNT  CONSIDERED UNCOLLECTIBLE                                          $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS  RECEIVABLE  (NET)                            $0            $20,742            $20,742        $20,742
------------------------------------------------------------------------------------------------------------------




       AGING  OF POSTPETITION TAXES AND PAYABLES                                   MONTH:      March 2001
                                                                                         -------------------------


                                     0-30              31-60          61-90              91+
TAXES  PAYABLE                       DAYS              DAYS           DAYS               DAYS          TOTAL
------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                             $0                 $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
2.  STATE                               $0                 $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
3.  LOCAL                               $0                 $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                 $0                 $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
5.  TOTAL  TAXES  PAYABLE               $0                 $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS  PAYABLE                   $0                 $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------
STATUS  OF POSTPETITION TAXES                                               MONTH:             March 2001
-----------------------------------------------------                                    -------------------------

                                                    BEGINNING         AMOUNT                               ENDING
                                                       TAX         WITHHELD AND/             AMOUNT         TAX
FEDERAL                                             LIABILITY*      OR ACCRUED                PAID       LIABILITY
------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                          $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                        $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                        $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                           $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
5.  INCOME                                                 $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                    $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
7.  TOTAL  FEDERAL  TAXES                                  $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
STATE  AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                            $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
9.  SALES                                                  $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
10. EXCISE                                                 $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                           $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
12. REAL  PROPERTY                                         $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
13. PERSONAL  PROPERTY                                     $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                    $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
15. TOTAL  STATE  &  LOCAL                                 $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------
16. TOTAL  TAXES                                           $0                 $0                 $0             $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                       Monthly Operating Report

----------------------------------------------
CASE  NAME:  Flight One Logistics, Inc.             ACCRUAL BASIS-5
----------------------------------------------
----------------------------------------------
CASE  NUMBER:  400-42069-BJH                           02/13/95, RWD, 2/96
----------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.



                                            MONTH:  March 2001
                                                  ----------------------------

--------------------------------
BANK RECONCILIATIONS
--------------------------------
                                            Account #1   Account #2   Account #3
-----------------------------------------------------------------------------------------------------------
A.  BANK                                       N/A
-----------------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                            N/A                                             TOTAL
-----------------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE)                             N/A
-----------------------------------------------------------------------------------------------------------
1.  BALANCE  PER  BANK  STATEMENT                 $0
-----------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL  DEPOSITS  NOT  CREDITED          $0
-----------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING  CHECKS                $0
-----------------------------------------------------------------------------------------------------------
4.  OTHER  RECONCILING  ITEMS                     $0
-----------------------------------------------------------------------------------------------------------
5.  MONTH  END  BALANCE  PER  BOOKS               $0         $0           $0                            $0
-----------------------------------------------------------------------------------------------------------
6.  NUMBER  OF  LAST  CHECK  WRITTEN
-----------------------------------------------------------------------------------------------------------

--------------------------------
INVESTMENT ACCOUNTS
--------------------------------

                                                        DATE OF     TYPE OF         PURCHASE        CURRENT
BANK,  ACCOUNT NAME & NUMBER                            PURCHASE   INSTRUMENT         PRICE          VALUE
-----------------------------------------------------------------------------------------------------------
7.  N/A
-----------------------------------------------------------------------------------------------------------
8.  N/A
-----------------------------------------------------------------------------------------------------------
9.  N/A
-----------------------------------------------------------------------------------------------------------
10. N/A
-----------------------------------------------------------------------------------------------------------
11. TOTAL  INVESTMENTS                                                                    $0            $0
-----------------------------------------------------------------------------------------------------------

--------------------------------
CASH
--------------------------------

-----------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                   $0
-----------------------------------------------------------------------------------------------------------

13.  TOTAL  CASH  -  END  OF MONTH                                                                      $0
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


                                                       Monthly Operating Report

----------------------------------------------
CASE  NAME:  Flight One Logistics, Inc.             ACCRUAL BASIS-6
----------------------------------------------
----------------------------------------------
CASE  NUMBER:  400-42069-BJH                           02/13/95, RWD, 2/96
----------------------------------------------

                                                     MONTH:     March 2001
                                                           --------------------
----------------------------------------------
PAYMENTS  TO INSIDERS  AND PROFESSIONALS
----------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                         INSIDERS
------------------------------------------------------------------------------------
                                 TYPE  OF              AMOUNT          TOTAL PAID
    NAME                          PAYMENT               PAID            TO DATE
------------------------------------------------------------------------------------
1.  N/A
------------------------------------------------------------------------------------
2.  N/A
------------------------------------------------------------------------------------
3.  N/A
------------------------------------------------------------------------------------
4.  N/A
------------------------------------------------------------------------------------
5.  N/A
------------------------------------------------------------------------------------
6.  TOTAL  PAYMENTS
    TO  INSIDERS                                          $0                $0
------------------------------------------------------------------------------------



                                                            PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------
                              DATE  OF  COURT                                                                TOTAL
                            ORDER  AUTHORIZING         AMOUNT            AMOUNT         TOTAL  PAID         INCURRED
    NAME                          PAYMENT             APPROVED            PAID            TO  DATE         & UNPAID *
------------------------------------------------------------------------------------------------------------------------
1.  N/A
------------------------------------------------------------------------------------------------------------------------
2.  N/A
------------------------------------------------------------------------------------------------------------------------
3.  N/A
------------------------------------------------------------------------------------------------------------------------
4.  N/A
------------------------------------------------------------------------------------------------------------------------
5.  N/A
------------------------------------------------------------------------------------------------------------------------
6.  TOTAL  PAYMENTS
    TO  PROFESSIONALS                                     $0                $0                $0                $0
------------------------------------------------------------------------------------------------------------------------
*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-----------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                      SCHEDULED          AMOUNTS
                                                       MONTHLY             PAID             TOTAL
                                                      PAYMENTS           DURING            UNPAID
        NAME OF CREDITOR                                DUE              MONTH          POSTPETITION
-------------------------------------------------------------------------------------------------------
1.  N/A
-------------------------------------------------------------------------------------------------------
2.  N/A
-------------------------------------------------------------------------------------------------------
3.  N/A
-------------------------------------------------------------------------------------------------------
4.  N/A
-------------------------------------------------------------------------------------------------------
5.  N/A
-------------------------------------------------------------------------------------------------------
6.  TOTAL                                                 $0                $0                $0
-------------------------------------------------------------------------------------------------------

                                                       Monthly Operating Report

----------------------------------------------
CASE  NAME:  Flight One Logistics, Inc.             ACCRUAL BASIS-7
----------------------------------------------
----------------------------------------------
CASE  NUMBER:  400-42069-BJH                           02/13/95, RWD, 2/96
----------------------------------------------

                                                     MONTH:     March 2001
                                                           --------------------



QUESTIONNAIRE
------------------------------------------------------------------------------
                                                                    YES     NO
------------------------------------------------------------------------------
 1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                    X
------------------------------------------------------------------------------
 2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
------------------------------------------------------------------------------
 3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                        X
------------------------------------------------------------------------------
 4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                  X
------------------------------------------------------------------------------
 5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                  X
------------------------------------------------------------------------------
 6.  ARE ANY POSTPETITION PAYROLL TAXES
     PAST DUE?                                                               X
------------------------------------------------------------------------------
 7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?            X
------------------------------------------------------------------------------
 8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
------------------------------------------------------------------------------
 9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?              X
------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?       X
------------------------------------------------------------------------------
12.  ARE ANY WAGE  PAYMENTS PAST DUE?                                        X
------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------
------------------------------------------------------------------------------



INSURANCE
------------------------------------------------------------------------------
                                                                    YES     NO
------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                 X
------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                   X
------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
This is a non-operating entity. There are no assets or employees with which to cover with insurance.
------------------------------------------------------------------------------
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                            INSTALLMENT PAYMENTS
------------------------------------------------------------------------------
    TYPE  OF                                                    PAYMENT AMOUNT
     POLICY         CARRIER              PERIOD COVERED           & FREQUENCY
------------------------------------------------------------------------------
N/A
------------------------------------------------------------------------------
N/A
------------------------------------------------------------------------------
N/A
------------------------------------------------------------------------------
N/A
------------------------------------------------------------------------------
N/A
------------------------------------------------------------------------------
N/A

CASE  NAME:  Flight One Logistics, Inc.                    FOOTNOTES SUPPLEMENT

   CASE  NUMBER:  400-42069-BJH                                 ACCRUAL BASIS

                                                MONTH:    March 2001
                                                      ------------------------



   ACCRUAL BASIS          LINE
    FORM NUMBER          NUMBER                  FOOTNOTE / EXPLANATION
 -------------------------------------------------------------------------------

        6                              All Professional fees related to the
 -------------------------------------------------------------------------------
                                         Reorganization of the Company are
 -------------------------------------------------------------------------------
                                         disbursed out of Kitty Hawk, Inc.
 -------------------------------------------------------------------------------
                                         (Parent Company). Refer to Case # 400-
 -------------------------------------------------------------------------------
                                         42141
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
     General                           This is a non-operating Company.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
        4                  6           All assessments of uncollectible accounts
 -------------------------------------------------------------------------------
                                         receivable are done at Kitty Hawk, Inc.
 -------------------------------------------------------------------------------
                                         Refer to Case #400-42141. All reserves
 -------------------------------------------------------------------------------
                                         are recorded at Inc. and pushed down to
 -------------------------------------------------------------------------------
                                         Inc.'s subsidiaries as deemed
 -------------------------------------------------------------------------------
                                         necessary.
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
        3                 28           All payments are made by Kitty Hawk, Inc.
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                                         (Case #400-42141)
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

CASE  NAME: Flight One Logistics, Inc.

CASE  NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                                           March 2001


8.   OTHER (ATTACH LIST)         $           444  Reported
                                 ---------------
       Intercompany Receivables  $           444  Detail
                                 ---------------
                                             -    Difference